Earnings Conference Call – Third Quarter 2019 October 30, 2019 Bob Biesterfeld, CEO Mike Zechmeister, CFO Bob Houghton, VP of Investor Relations 1

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with operations outside of the United States; risks associated with the potential impact of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel price increases or decreases, or fuel shortages; cyber-security related risks; the impact of war on the economy; changes to our capital structure; risks related to the elimination of LIBOR; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2 2

Q3 2019 – Key Themes ▪ Results below our long-term expectations ▪ Price and cost declines in most service lines ▪ Low-single-digit growth in truckload contractual volume 3 3

Results Q3 2019 in thousands, except per share amounts and headcount Three Months Ended September 30 Nine Months Ended September 30 2019 2018 % Change 2019 2018 % Change Total Revenues $3,856,132 $4,291,900 (10.2%) $11,516,182 $12,493,264 (7.8%) Total Net Revenues $633,431 $694,044 (8.7%) $2,007,447 $1,991,452 0.8% Net Revenue Margin % 16.4% 16.2% 20 bps 17.4% 15.9% 150 bps Personnel Expenses $320,563 $335,299 (4.4%) $999,547 $1,004,226 (0.5%) Selling, General, and Admin $111,783 $112,772 (0.9%) $354,730 $330,660 7.3% Income from Operations $201,085 $245,973 (18.2%) $653,170 $656,566 (0.5%) Operating Margin % 31.7% 35.4% (370 bps) 32.5% 33.0% (50 bps) Depreciation and Amortization $25,480 $23,923 6.5% $75,122 $72,402 3.8% Net Income $146,894 $175,895 (16.5%) $477,862 $477,355 0.1% Earnings Per Share (Diluted) $1.07 $1.25 (14.4%) $3.45 $3.39 1.8% Average Headcount 15,782 15,291 3.2% 15,582 15,189 2.6% ▪ Decline in net revenues driven primarily by margin compression in truckload ▪ Decrease in personnel and SG&A expenses includes a decline in variable compensation expense and increased IT spend 4 4

Q3 2019 Other Income Statement Items ▪ Q3 effective tax rate of 21.8% vs. 26.5% last year ▪ $2.7 million reduction in income tax provision in Q3 ▪ Expect full-year 2019 effective tax rate to be 23.0-24.0% ▪ $5.8 million gain from office building sale included in All Other and Corporate operating income ▪ $1.1 million unfavorable impact from currency revaluation ▪ Interest expense decline due to lower debt levels ▪ Weighted average diluted shares outstanding down 1.9 percent ‹#› 5

Q3 2019 Cash Flow and Capital Distribution Cash Flow from Operations Capital Distribution (24.1%) (9.9%) $220.4M $150.8M Share $167.3M $135.9M Repurchases Cash Dividends Q3 2018 Q3 2019 Q3 2018 Q3 2019 ▪ $53.1 million decrease in cash flow ▪ $135.9 million returned to primarily driven by lower net income shareholders ▪ $19.4 million in capital expenditures ▪ $68.9 million in cash dividends ▪ Expect full-year capital expenditures ▪ $67.0 million in share repurchases to be $65-75 million ▪ 797,437 shares repurchased in the third quarter at an average price of $84.04 per share ‹#› 6 ▪ Dividend payout ratio of

Q3 2019 Balance Sheet in thousands September 30, September 30, 2019 2018 % Change Accounts Receivable, Net(1) $2,225,018 $2,453,355 (9.3%) Accounts Payable(2) $1,191,095 $1,309,443 (9.0%) Net Operating Working Capital(3) $1,033,923 $1,143,912 (9.6%) ▪ Total debt balance $1.25 billion ▪ $600 million senior unsecured notes, 4.20% coupon ▪ $500 million private placement debt, 4.28% average coupon ▪ $161 million accounts receivable securitization debt facility, 2.9% borrowing rate ▪ 4.1% weighted average interest rate in the quarter (1) Accounts receivable amount includes contract assets. (2) Accounts payable amount includes outstanding checks and accrued transportation expense. (3) Net operating working capital is defined as net accounts receivable, as described above, less accounts payable, as described above. ‹#› 7

Fourth Quarter 2019 Trends – October ▪ October to date total company net revenue per business day has decreased approximately 15 percent when compared to October 2018 ▪ North America truckload volume per business day is approximately flat on a year-over-year basis in October 8 8

NAST Truckload Cost and Price Change(1) 25% E C 20% I R P 15% D N A 10% T S O 5% C N I 0% E G N -5% A H C -10% YoY Price Change % Y YoY Cost Change -15% O Y -20% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NAST Q3 ▪ North American Surface Transportation ("NAST") truckload Truckload cost and price change chart represents truckload Volume(1) (4.0%) shipments in North America. Pricing(1)(2)(3) (12.5%) ▪ Includes the impact of the truckload service line previously Cost(1)(2)(3) (12.0%) reported in the Robinson Fresh segment. Net Revenue Margin (1) Growth rates are rounded to the nearest 0.5 percent. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 9 (3) Represents price and cost YoY change for North America shipments across all segments.

Q3 2019 NAST Results by Service Line Truckload, Less Than Truckload and Intermodal in thousands Three Months Ended September 30 ▪ Year-over-year price Net Revenues 2019 2018 % Change declines in truckload, Truckload $299,065 $362,115 (17.4%) LTL, intermodal and LTL $122,959 $121,438 1.3% Other Intermodal $6,878 $8,178 (15.9%) Other $4,858 $7,732 (37.2%) ▪ Net revenue margin Total Net Revenues $433,760 $499,463 (13.2%) compression in truckload Net Revenue Margin % 15.3% 15.5% (20 bps) and LTL Truckload LTL Intermodal ▪ 4 percent volume (3) Pricing(1)(2) increase in LTL Cost(1)(2) ▪ Added 4,400 new carriers Volume Net Revenue in the quarter Margin (1) Represents price and cost YoY change for North America shipments across all segments. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 10 (3) Growth rate is rounded to the nearest 0.5 percent.

Q3 2019 NAST Operating Income Q3 Operating Income Q3 Operating Margin % (21.3%) (420 bps) $223.9M 44.8% 40.6% $176.2M Q3 2018 Q3 2019 Q3 2018 Q3 2019 ▪ Decreased net revenues ▪ Average headcount decreased 0.1 percent ▪ Lower variable compensation ‹#› 11

Q3 2019 Global Forwarding Results by Service Line Ocean, Air and Customs in thousands Three Months Ended September 30 ▪ Ocean net revenue increase due to margin Net Revenues 2019 2018 % Change expansion Ocean $77,777 $74,700 4.1% ▪ Air net revenue decline due Air $26,195 $28,228 (7.2%) to declines in pricing and Customs $23,719 $23,305 1.8% volume Other $8,124 $7,868 3.3% ▪ Customs net revenue Total Net Revenues $135,815 $134,101 1.3% growth due to increased Net Revenue Margin % 22.7% 21.0% 170 bps transaction volume ▪ Space Cargo acquisition net Ocean Air revenue impact to Global Pricing Forwarding(1): Volume ▪ Ocean +3 ppts Net Revenue Margin ▪ Air +6 ppts ▪ Customs +1 ppt ‹#› 12 (1) Growth rates are rounded to the nearest percent.

Q3 2019 Global Forwarding Operating Income Q3 Operating Income Q3 Operating Margin % + 3.5% + 40 bps 17.8% 18.2% $23.8M $24.7M Q3 2018 Q3 2019 Q3 2018 Q3 2019 ▪ Increased net revenues ▪ 2.3 percent increase in average headcount ▪ Space Cargo acquisition contributed 3.5 percentage points to Global Forwarding headcount growth ‹#› 13

Q3 2019 All Other and Corporate Results Robinson Fresh, Managed Services and Other Surface Transportation in thousands Three Months Ended September 30 Net Revenues 2019 2018 % Change Robinson Fresh $26,382 $26,399 (0.1%) Managed Services $21,574 $20,080 7.4% Other Surface Transportation $15,900 $14,001 13.6% Total $63,856 $60,480 5.6% Robinson Fresh ▪ Case volume decline of 2.5 percent(1) Managed Services ▪ $4 billion in annual freight under management Other Surface Transportation ▪ Dema Service acquisition added 13 percentage points of net revenue growth(1) ‹#› 14 (1) Growth rates are rounded to the nearest 0.5 percent.

Final Comments ▪ Expect current market conditions to continue ▪ Continued investments in technology ▪ Focused on long-term strategies of taking market share and improving operating leverage ‹#› 15

Appendix 16

Q3 2019 Transportation Results(1) in thousands Three Months Ended September 30 Nine Months Ended September 30 Transportation 2019 2018 % Change 2019 2018 % Change Total Revenues $3,608,346 $4,028,392 (10.4%) $10,751,890 $11,619,171 (7.5%) Total Net Revenues $608,367 $668,872 (9.0%) $1,925,657 $1,904,853 1.1% Net Revenue Margin % 16.9% 16.6% 30 bps 17.9% 16.4% 150 bps Transportation Net Revenue Margin % 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 17.4% 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% Q2 15.8% 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% Q3 16.6% 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% Q4 17.6% 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% Total 16.8% 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% ‹#› 17 (1) Includes results across all segments.

Q3 2019 NAST Results in thousands, except headcount Three Months Ended September 30 Nine Months Ended September 30 2019 2018 % Change 2019 2018 % Change Total Revenues $2,826,308 $3,224,906 (12.4%) $8,495,145 $9,296,510 (8.6%) Total Net Revenues $433,760 $499,463 (13.2%) $1,406,728 $1,397,571 0.7% Net Revenue Margin % 15.3% 15.5% (20 bps) 16.6% 15.0% 160 bps Income from Operations $176,200 $223,893 (21.3%) $592,215 $591,774 0.1% Operating Margin % 40.6% 44.8% (420 bps) 42.1% 42.3% (20 bps) Depreciation and Amortization $5,734 $6,286 (8.8%) $18,124 $18,905 (4.1%) Total Assets $2,649,259 $2,739,569 (3.3%) $2,649,259 $2,739,569 (3.3%) Average Headcount 7,448 7,454 (0.1%) 7,436 7,375 0.8% ‹#› 18

Q3 2019 Global Forwarding Results in thousands, except headcount Three Months Ended September 30 Nine Months Ended September 30 2019 2018 % Change 2019 2018 % Change Total Revenues $597,695 $639,268 (6.5%) $1,727,745 $1,810,619 (4.6%) Total Net Revenues $135,815 $134,101 1.3% $404,987 $401,169 1.0% Net Revenue Margin % 22.7% 21.0% 170 bps 23.4% 22.2% 120 bps Income from Operations $24,676 $23,835 3.5% $65,497 $61,844 5.9% Operating Margin % 18.2% 17.8% 40 bps 16.2% 15.4% 80 bps Depreciation and Amortization $9,186 $8,735 5.2% $27,427 $26,397 3.9% Total Assets $995,137 $944,928 5.3% $995,137 $944,928 5.3% Average Headcount 4,790 4,684 2.3% 4,748 4,725 0.5% ‹#› 19

Q3 2019 All Other and Corporate Results in thousands, except headcount Three Months Ended September 30 Nine Months Ended September 30 2019 2018 % Change 2019 2018 % Change Total Revenues $432,129 $427,726 1.0% $1,293,292 $1,386,135 (6.7%) Total Net Revenues $63,856 $60,480 5.6% $195,732 $192,712 1.6% Income from Operations $209 ($1,755) NM ($4,542) $2,948 NM Depreciation and Amortization $10,560 $8,902 18.6% $29,571 $27,100 9.1% Total Assets $992,153 $808,225 22.8% $992,153 $808,225 22.8% Average Headcount 3,544 3,153 12.4% 3,398 3,089 10.0% ‹#› 20

21